HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated September 20, 2012 to your Prospectus

The Annual Maintenance Fee under Contracts entered into from September 1, 2012 through and including December 31, 2012 is hereby waived for one year, commencing January 1, 2013 through December 31, 2013.  Effective January 1, 2014, the applicable Annual Maintenance Fee under the Contracts will be as set forth in the current Prospectus.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.